UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2014

AUDIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35528	91-2061537
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Fairchild Drive

Mountain View, CA 94043

(Address of principal executive offices) (Zip code)

(650) 254-2800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Audience, Inc. (the “Company”) on May 1, 2014 (the “Prior Form 8-K”), to correct certain information furnished in the Prior Form 8-K. Except as set forth herein, this Amendment does not modify or update any other disclosure contained in the Prior Form 8-K or the exhibit thereto.

Item 2.02. Results of Operations and Financial Condition

On May 1, 2014, the Company filed its Original Report and included as exhibits thereto a press release announcing its financial results for the three months ended March 31, 2014 and related information and certain estimated guidance for the quarter ended June 30, 2014, which was posted on the Company’s website (www.audience.com) in connection with the announcement of such financial results. This Form 8-K/A is being filed to revise certain financial results for the three months ended March 31, 2014 included in those exhibits to the Original Report as described below.

Subsequent to the release of the financial results and filing of the Original Report, the Company revised the following:

In the Condensed consolidated balance sheets as of March 31, 2014 (in thousands):

•	The amount of inventories was $18,678 instead of $18,704.

•	The amount of accounts receivables, net was $11,574 instead of $11,692.

•	The amount of accumulated deficit was ($31,817) instead of ($31,673).

In the Condensed consolidated statements of operations for the three months ended March 31, 2014 (in thousands):

•	The amount of hardware revenue was $34,076 instead of $34,194, and therefore total revenue was $35,960 instead of $36,078.

•	The amount of gross profit was $18,596 instead of $18,740 and therefore gross margin as a percent of revenue was 51.7% instead of 51.9%.

•	The amount of net loss was ($7,337), or ($0.33) per diluted share instead of ($7,193), or $(0.32) per diluted share.

The consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2014 reflect the correct amounts.

A copy of the revised GAAP to Non-GAAP net income (loss) reconciliation, Unaudited computation of GAAP earnings per share and Reconciliation of GAAP to non-GAAP diluted earnings per share, which reflect the changes described above, are furnished herewith as Exhibit 99.1 and are incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Revised GAAP to Non-GAAP net income (loss) reconciliation, Unaudited computation of GAAP earnings per share and Reconciliation of GAAP to non-GAAP diluted earnings per share of Audience, Inc. for the Three Months Ended March 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUDIENCE, INC.

Date: May 12, 2014	By:	/s/ Kevin S. Palatnik
	Name:	Kevin S. Palatnik
	Title:	Chief Financial Officer